Exhibit 10.12(b)

FIRST LEASE AMENDMENT

THIS LEASE AMENDMENT (the “Amendment”) made this 4th day of December, 2002, between Penn National Gaming, hereinafter, called “Tenant”, having its principal place of business at 825 Berkshire Boulevard, Suite 200, Wyomissing, Pennsylvania 19610 and Wyomissing Professional Center II, Limited Partnership hereinafter called “Landlord”, having its principal place of business at 825 Berkshire Boulevard., Suite 203, Wyomissing, Pennsylvania 19610.

WITNESSETH:

The Tenant and the Landlord have executed a Lease Agreement dated January 25, 2002 which includes Exhibits “A”, “B”, “C”, “E” and “F”, relating to the Leased Premises located at 855 Berkshire Blvd., Suite 200, Wyomissing, Pennsylvania 19610.

NOW, THEREFORE, INTENDING TO BE LEGALLY BOUND HEREBY and in consideration of the mutual covenants set forth herein, the Landlord, and Tenant agree as follows:

1.                                      Incorporation.  The recitals set forth above are incorporated herein by reference.

2.                                      Amendment.  This Amendment is an amendment to and shall be deemed an integral part of the Lease except to the extent to which the provisions of this Amendment modify the provisions of the Lease.  The provisions of the Lease shall remain in full force and effect.

3.                                      Defined Terms.  All capitalized terms used in this Amendment without definition which are defined in the Lease shall have the meanings set forth in the Lease.

4.                                      Leased Premises.  The floor area of the leased premises is increased by 5,521 rentable square feet from 4,388 square feet of rentable floor area to 9,909 square feet of rentable floor area.  All Lease calculations, pro rations and charges based on rentable square feet shall be changed accordingly.

5.                                      Fixed Annual Minimum Rent:  As per attached Attachment Al-1.

6.                                      Effective Date.  The effective date for Tenant’s increased space and rental payments shall be March 1, 2003 or ten (10) days from the completion of the construction to be performed by Landlord’s contractor as per Attachment Al -2 attached hereto, whichever is sooner.

7.                                      Term of Lease.  The Term of Lease is unchanged ending May 31, 2012.

8.                                      Binding effect.  This Amendment shall be binding upon, and shall inure to the benefit of, Landlord and Tenant, and their respective successors and assigns.

IN WITNESS WHEREOF, and intending to be legally bound hereby, Landlord and Tenant have caused this Amendment of Lease Terms to be duly executed this 4th day of December, 2002.

THIS LEASE AMENDMENT MUST BE EXECUTED FOR TENANT, IF A CORPORATION, BY THE PRESIDENT OR VICE PRESIDENT AND ATTESTED BY THE SECRETARY OR ASSISTANT SECRETARY, UNLESS THE BY-LAWS OR A RESOLUTION OF THE BOARD OF DIRECTORS SHALL OTHERWISE PROVIDE, IN WHICH EVENT A CERTIFIED COPY OF THE BY-LAWS OR RESOLUTION, AS THE CASE MAY BE, MUST BE FURNISHED TO LANDLORD.

LANDLORD:

WYOMISSING PROFESSIONAL CENTER II, LIMITED PARTNERSHIP, by its General Partner, Wyomissing Professional Center II, Inc.

			By:	/s/ Stephen J. Najarian
Stephen J. Najarian, President

Date: December 4, 2002

TENANT:

PENN NATIONAL GAMING, INC., a
ATTEST:				Pennsylvania corporation

By:	/s/ Susan M. Montgomery			By:	/s/ Robert S. Ippolito
Name: Susan M. Montgomery				Name: Robert S. Ippolito
Title: Assistant to Chairman				Title: Vice President/Secretary/Treasurer
Date: December 4, 2002				Date: December 4, 2002

ATTACHMENT A1-1

FIXED ANNUAL MINIMUM RENT

Rentable SF:	9,909
Starting Rate PRSF:	$13.00
Annual Escalation:	2.0%

				Annual Rent
Lease Year/	Rentable	Minimum Rent per		(the “Annual
Period	Sq.Ft .	Rentable Sq. Ft.	Monthly Rent	Minimum Rent”)
3/1/03-5/31/03	9,909	$13.00	$10,734.75	$32,204.25
Lse Yr 2	9,909	$13.26	$10,949.45	$131,393.34
Lse Yr 3	9,909	$13.53	$11,168.43	$134,021.21
Lse Yr 4	9,909	$13.80	$11,391.80	$136,701.63
Lse Yr 5	9,909	$14.07	$11,619.64	$139,435.66
Lse Yr 6	9,909	$14.35	$11,852.03	$142,224.38
Lse Yr 7	9,909	$14.64	$12,089.07	$145,068.86
Lse Yr 8	9,909	$14.93	$12,330.85	$147,970.24
Lse Yr 9	9,909	$15.23	$12,577.47	$150,929.65
Lse Yr 10	9,909	$15.54	$12,829.02	$153,948.24

Notes:

1)                                      The first amount shown in the Annual Rent column for the period 3/1/03 to 5/31/03 is for that three (3) month period only, the remaining amounts shown in that column are for the 12 month Lease Year periods indicated.

2)                                      Monthly Rent shall be pro rated for a partial month occupancy.